UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): October 24, 2016

Mercury Systems, Inc.
(Exact Name of Registrant as Specified in Charter)

Massachusetts	000-23599	04-2741391
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Riverneck Road, Chelmsford, Massachusetts	1824
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (978) 256-1300
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02            Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of Class I Directors

At the Annual Meeting of Shareholders held on October 19, 2016 (the “Annual Meeting”), Messrs. James K. Bass and Michael A. Daniels were elected as Class I Directors for a three-year term ending in 2019.

2005 Stock Incentive Plan

At the Annual Meeting, shareholders approved an amendment to the Company’s 2005 Stock Incentive Plan (the “2005 Plan”) that increases the aggregate number of shares issuable under the 2005 Plan by 1,100,000 shares. A summary of the material terms and conditions of the amended 2005 Plan is set forth in the Company’s proxy statement, filed with the Securities and Exchange Commission on September 20, 2016 (the “Proxy Statement”), under the caption “Proposal 2: Approval of Amendment to 2005 Stock Incentive Plan – Summary of the Amended 2005 Plan.” Such description is incorporated herein by reference and is qualified in its entirety by reference to the full text of the amended 2005 Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.07     Submission of Matters to a Vote of Security Holders.

On October 19, 2016, the Company held its Annual Meeting. The final voting results for the Annual Meeting are as follows:

1.	Election of Class I Directors:
Mr. James K. Bass

For:	33,176,869
Withheld:	1,197,063
Broker Non-Votes:	2,625,050

Mr. Michael A. Daniels

For:	33,029,236
Withheld:	1,344,696
Broker Non-Votes:	2,625,050

2.	Amendment to the 2005 Stock Incentive Plan:

For:	27,434,790
Against:	6,918,177
Abstain:	20,965
Broker Non-Votes:	2,625,050

3.	Advisory vote to approve the compensation of the Company’s named executive officers for fiscal year 2016:

For:	33,472,828
Against:	893,979
Abstain:	7,125
Broker Non-Votes:	2,625,050

4.	Ratification of KPMG LLP as independent registered public accounting firm for the fiscal year ending June 30, 2017:

For:	36,609,266
Against:	389,217
Abstain:	499
Broker Non-Votes:	0

Item 8.01     Other Events.
The Company’s Board of Directors held a meeting at which it elected Vincent Vitto as Chairman of the Board and determined the composition of the Board committees for the upcoming year. The committees of the Board will be constituted as follows:

Audit Committee: William K. O’Brien (Chairman), James K. Bass, and Mark S. Newman

Compensation Committee: Michael A. Daniels (Chairman), George K. Muellner, and Vincent Vitto

Nominating and Governance Committee: Vincent Vitto (Chairman), Michael A. Daniels, and William K. O’Brien

Ad Hoc M&A Review Committee: George K. Muellner (Chairman), Michael A. Daniels, Mark S. Newman, William K. O’Brien, and James K. Bass (Alternate)

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits
Exhibit No.    Description

10.1
Mercury Systems, Inc. Amended and Restated 2005 Stock Incentive Plan (incorporated herein by reference to Appendix A to Mercury Systems, Inc.’s Proxy Statement filed with the Securities and Exchange Commission on September 20, 2016)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 24, 2016                    MERCURY SYSTEMS, INC.

By: /s/ Gerald M. Haines II
Gerald M. Haines II
Executive Vice President, Chief Financial Officer, and Treasurer

EXHIBIT INDEX

Exhibit No.    Description

10.1
Mercury Systems, Inc. Amended and Restated 2005 Stock Incentive Plan (incorporated herein by reference to Appendix A to Mercury Systems, Inc.’s Proxy Statement filed with the Securities and Exchange Commission on September 20, 2016)